Overstock Announces Third Quarter 2023 Financial Results
Brand acquisition results in nearly 300,000 quarter-over-quarter active customers growth and positive year-over-year order growth

MIDVALE, Utah - October 26, 2023 - Overstock.com, Inc. (NASDAQ:OSTK), which operates as Bed Bath & Beyond, today reported financial results for the quarter ended September 30, 2023.

Third Quarter 2023 Financial Highlights

•	Total net revenue was $373 million, a decrease of 19% year-over-year
•	Gross profit of $70 million, or 18.7% of total net revenue
•	Operating loss of $41 million
•	Net loss of $63 million
•	Diluted net loss per share of $1.39; Adjusted diluted net loss per share (non-GAAP) of $0.61
•	Adjusted EBITDA (non-GAAP) of ($24) million, which represents (6.4)% of net revenue
•	Cash and cash equivalents totaled $325 million at the end of the third quarter

“Over the last three months, we have accelerated efforts to build a company with a bigger, brighter, and bolder future,” said Jonathan Johnson, Chief Executive Officer. “On June 28, we acquired the Bed Bath & Beyond brand and intellectual property – a brand ranked in the top five most recognized home brands in the U.S. Within hours of closing the deal, we revived the brand in Canada, and in just thirty-three days we relaunched the brand in the U.S. under our asset-light operational model.”

“It is important to take a step back to understand the deal and how we intend to monetize it going forward,” continued Johnson. “Just a few years ago, when we first looked at acquiring the Bed Bath & Beyond business, it cost close to $2 billion. We chose to watch from the sidelines with our eye on four key assets we hoped to acquire when the opportunity presented itself: (1) the number five most recognizable brand in the home space (in that same ranking, Overstock was number 25), (2) a 100M+ customer file, (3) vendor relationships with some of the biggest home category brands in the world, and (4) valuable intellectual property. We were thrilled when that opportunity arose, and we took it.”

“To provide some clarity on the economics of the deal, we break down this opportunity into two numbers totaling approximately $175 million: (1) approximately $25 million we paid to the bankruptcy estate for the brand and related IP and in acquisition-related fees, and (2) approximately $150 million of additional investment to launch the brand, reignite the customer file, and expand and create new categories while working to maintain our company’s core customers,” said Johnson.

“We are in the early stages of capitalizing on our recent acquisition. Since launching the new Bed Bath & Beyond in the U.S. on August 1, we have been successful in acquiring new customers and reactivating past customers. Total active customers grew sequentially after over two years. As I’ve said from the onset, growing the customer file is our primary measure of success. Orders have returned to positive year-over-year growth for the first time in over two years. This acquisition has positioned us for growth over the long-term. We look forward to providing a detailed update on our third quarter 2023 performance during the earnings call, with a focus on our business performance since the rebrand,” Johnson said.

Third Quarter 2023 Operational Metrics*

•	Active customers of 4.9 million, a decrease of 15% year-over-year
•	Last Twelve Months (LTM) net revenue per active customer of $322, a decrease of 13% year-over-year
•	Orders delivered of 1.9 million, an increase of 3% year-over-year
•	Average order value of $192, a decrease of 21% year-over-year
•	Orders per active customer of 1.48, a decrease of 9% year-over-year
•	Orders placed on a mobile device were 58% of gross merchandise sales
*Certain terms, such as active customers, LTM net revenue per active customer, orders delivered, average order value, and orders per active customer are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Overstock will hold a conference call and webcast to discuss its third quarter 2023 financial results on Thursday, October 26, 2023 at 8:30 a.m. ET. To access the live webcast and presentation slides, go to http://investors.overstock.com. To participate in the conference call via telephone, please register at the link available at http://investors.overstock.com/events. Registrants will receive dial-in information and a unique PIN to access the live call. Questions may be emailed in advance of the call to ir@overstock.com.

A replay of the conference call will be available at http://investors.overstock.com starting two hours after the live call has ended.

About Overstock.com
Overstock.com, Inc. (NASDAQ:OSTK) is a technology-focused innovator based in Midvale, Utah and owner of the Bed Bath & Beyond brand and other intellectual property related to the brand. Bed Bath & Beyond is an online home furnishings and furniture retailer in the United States and Canada. The leading e-commerce website sells a broad range of new home products at low prices, including furniture, décor, area rugs, bedding and bath, home improvement, and more. The online shopping site features millions of products that tens of millions of customers visit each month. Overstock regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Overstock.com.

Bed Bath & Beyond, Beyond, Welcome Rewards, Overstock, and Overstock.com are trademarks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements
This press release and the October 26, 2023 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, the impact of our national marketing campaign, and other factors that could impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, macroeconomic changes, including higher inflation and higher interest rates, and difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, competition, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, negative economic consequences of global conflict, problems with our infrastructure, including cyber-attacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on the use of "cookies" or other tracking technologies, any negative business impacts associated with our evolving business practices including our use of the Bed Bath & Beyond brand and other intellectual property related to the brand, our corporate name change and stock listing transfer, our exit from non-home categories, any negative business impacts associated with shareholder activism, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2022, in our Form 10-Q for the quarter ended March 31, 2023, and our Form 10-Q for the quarter ended June 30, 2023, which were filed with the SEC on February 24, 2023, May 2, 2023, and July 31, 2023, respectively, and in our subsequent filings with the SEC. The Forms 10-K, 10-Qs, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts Investor Relations: Lavesh Hemnani ir@overstock.com	Media Relations: Sarah Factor pr@overstock.com

Overstock.com, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$325,435	$371,263
Restricted cash	38	194
Accounts receivable, net	19,580	17,693
Inventories	11,519	6,526
Prepaids and other current assets	19,157	18,833
Total current assets	375,729	414,509
Property and equipment, net	109,661	109,906
Deferred tax assets, net	66,449	41,439
Intangible assets, net	25,501	9
Goodwill	6,160	6,160
Equity securities	169,326	296,317
Operating lease right-of-use assets	4,347	7,460
Other long-term assets, net	13,611	2,746
Total assets	$770,784	$878,546
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$85,272	$75,130
Accrued liabilities	72,475	63,614
Unearned revenue	47,450	44,480
Operating lease liabilities, current	3,056	4,410
Other current liabilities	1,138	3,508
Total current liabilities	209,391	191,142
Long-term debt, net	34,232	34,476
Operating lease liabilities, non-current	1,622	3,626
Other long-term liabilities	9,355	3,476
Total liabilities	254,600	232,720
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 51,585 and 51,102
Outstanding shares - 45,305 and 44,951	5	5
Additional paid-in capital	1,002,494	982,718
Accumulated deficit	(320,678)	(173,829)
Accumulated other comprehensive loss	(510)	(522)
Treasury stock at cost - 6,280 and 6,151	(165,127)	(162,546)
Total stockholders' equity	516,184	645,826
Total liabilities and stockholders' equity	$770,784	$878,546

Overstock.com, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net revenue	$373,313	$460,279	$1,176,664	$1,524,438
Cost of goods sold	303,353	352,807	922,619	1,170,649
Gross profit	69,960	107,472	254,045	353,789
Operating expenses
Sales and marketing	57,541	53,520	153,831	169,973
Technology	29,240	29,628	87,492	93,159
General and administrative	24,109	18,665	66,265	61,002
Total operating expenses	110,890	101,813	307,588	324,134
Operating income (loss)	(40,930)	5,659	(53,543)	29,655
Interest income, net	3,201	976	8,819	966
Other expense, net	(38,731)	(46,283)	(126,793)	(48,378)
Loss before income taxes	(76,460)	(39,648)	(171,517)	(17,757)
Provision (benefit) for income taxes	(13,411)	(2,653)	(24,668)	1,968
Net loss	$(63,049)	$(36,995)	$(146,849)	$(19,725)
Net loss per share of common stock:
Basic	$(1.39)	$(0.81)	$(3.25)	$(0.46)
Diluted	$(1.39)	$(0.81)	$(3.25)	$(0.46)
Weighted average shares of common stock outstanding:
Basic	45,225	45,708	45,164	43,954
Diluted	45,225	45,708	45,164	43,954

Overstock.com, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Nine months ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(146,849)	$(19,725)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,821	12,480
Non-cash operating lease cost	3,858	4,138
Stock-based compensation to employees and directors	17,863	13,390
Increase in deferred tax assets, net	(25,010)	(691)
Loss from equity method securities	126,966	49,227
Other non-cash adjustments	(532)	97
Changes in operating assets and liabilities:
Accounts receivable, net	(1,887)	745
Inventories	(4,993)	(933)
Prepaids and other current assets	490	1,991
Other long-term assets, net	(1,195)	(1,004)
Accounts payable	11,749	(17,360)
Accrued liabilities	9,171	(11,633)
Unearned revenue	2,970	(8,335)
Operating lease liabilities	(4,170)	(4,285)
Other long-term liabilities	5,879	(506)
Net cash provided by operating activities	9,131	17,596
Cash flows from investing activities:
Disbursement for notes receivable	(10,000)	—
Purchase of intangible assets	(25,782)	—
Purchase of equity securities	—	(18,920)
Capital distribution from investment	4	1,224
Expenditures for property and equipment	(16,543)	(9,724)
Other investing activities, net	562	(584)
Net cash used in investing activities	(51,759)	(28,004)
Cash flows from financing activities:
Repurchase of shares	—	(60,077)
Payments of taxes withheld upon vesting of employee stock awards	(2,581)	(3,501)
Other financing activities, net	(775)	(1,646)
Net cash used in financing activities	(3,356)	(65,224)
Net decrease in cash, cash equivalents, and restricted cash	(45,984)	(75,632)
Cash, cash equivalents, and restricted cash, beginning of period	371,457	503,366
Cash, cash equivalents, and restricted cash, end of period	$325,473	$427,734

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

LTM net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended September 30,
	2023	2022
Active customers	4,907	5,791
LTM net revenue per active customer	$322	$369
Orders delivered	1,945	1,894
Average order value	$192	$243
Orders per active customer	1.48	1.62

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted earnings (loss) per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted earnings (loss) per share is a non-GAAP financial measure that is calculated as net income (loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as income (loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following table reflects the reconciliation of adjusted diluted loss per share to diluted loss per share (in thousands, except per share data):

	Three months ended September 30,
	2023
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss attributable to common stockholders	$(63,049)	$(35,563)	$(27,486)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,225	45,225	45,225

Net loss per share of common stock:
Diluted	$(1.39)	$(0.78)	$(0.61)
1 Inclusive of estimated tax impact

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net loss	$(63,049)	$(36,995)	$(146,849)	$(19,725)
Depreciation and amortization	4,320	4,130	14,821	12,480
Stock-based compensation	5,798	4,056	17,863	13,390
Interest income, net	(3,201)	(976)	(8,819)	(966)
Other expense, net	38,731	46,283	126,793	48,378
Provision (benefit) for income taxes	(13,411)	(2,653)	(24,668)	1,968
Special items (see table below)	6,881	923	8,578	1,451
Adjusted EBITDA	$(23,931)	$14,768	$(12,281)	$56,976

Special items:
Brand integration and related costs	$5,248	$—	$6,334	$—
Restructuring costs[1]	1,633	878	2,244	878
Special legal charges and other	—	45	—	573
	$6,881	$923	$8,578	$1,451
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash provided by operating activities (in thousands):

	Nine months ended September 30,
	2023	2022
Net cash provided by operating activities	$9,131	$17,596
Expenditures for property and equipment	(16,543)	(9,724)
Free cash flow	$(7,412)	$7,872